EXHIBIT 32.2


CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of CN Bancorp, Inc. (the "Company") certifies that the Annual Report on Form 10-KSB/A for the year ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and information contained in that Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael T. Storm

Michael T. Storm
Chief Financial Officer
March 21, 2005


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

A signed original of this written statement required by Section 906 has been provided to CN Bancorp, Inc. and will be retained by CN Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.